UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2017

WESTERN ASSET

GLOBAL HIGH YIELD

BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Yield Bond Fund for the twelve-month reporting period ended December 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

II	Western Asset Global High Yield Bond Fund

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the twelve months ended December 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, state and local government spending, federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on December 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In December 2017, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

The Federal Reserve Board (the “Fed”)iii raised interest rates, as represented by the federal funds rate,iv three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017

Western Asset Global High Yield Bond Fund	III

Investment commentary (cont’d)

through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. However, on November 2, 2017, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Global High Yield Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. The Fund invests primarily in high-yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Fund invests at least 80% of its assets in high-yield bonds. High-yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories) or, if unrated, securities we determined to be of comparable credit quality and are commonly known as “junk” bonds. Under normal circumstances, the Fund will be invested in at least three countries, (one of which may be the U.S.). The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The Fund’s investments may be of any maturity or durationi.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global high-yield corporate bond market generated strong results over the twelve-month reporting period ended December 31, 2017. The market was supported by synchronized global growth, generally solid corporate fundaments, improving commodity prices and overall accommodative monetary policy. More recently, the passage of the U.S. tax reform bill lifted investor sentiment and bolstered expectations for strengthening corporate profits and economic growth. Against this backdrop, investor demand was robust overall during the year. These factors more than offset three interest rate hikes by the Federal Reserve Board (the “Fed”)ii, sector-specific weakness and a number of geopolitical issues.

All told, the Bloomberg Barclays Global High Yield Index (Hedged) (the “Index”)iii returned 8.42% during the twelve months ended December 31, 2017. Over the reporting period, as measured by the Index, higher-rated BB-rated securities outperformed

Western Asset Global High Yield Bond Fund 2017 Annual Report	1

Fund overview (cont’d)

lower-rated CCC-rated bonds, as they returned 8.95% and 8.08%, respectively. Within the Index for the year, the U.S. component gained 7.50% for the year, whereas the European component (USD-hedged) and emerging market components returned 8.90% and 9.54%, respectively. For comparison purposes, the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Universal Indexiv, returned 4.09% for the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by decreasing its allocation to below investment-grade securities and increasing its exposure to investment-grade securities. As a result, we moved from an overweight to a market weight in securities rated CCC and below. Our strategy to reduce the Fund’s risk exposure was not driven by a concern that the current credit cycle is turning negative, but rather due to the fact that valuations have compressed to the point where, in our view, maintaining an elevated level of risk is unwarranted. In terms of regional positioning, we reduced our allocation to U.S. high yield and increased our exposure to emerging market high-yield, as we felt the latter offered more attractive valuations. From a sector positioning perspective, we decreased our allocation to the Utilities sector and increased our allocation to the Financials sector and sovereign bonds (in countries such as Brazil and Russia). In contrast, we pared the Fund’s exposures in Basic Industries1 and Communications2, as well as Consumer Cyclicals3 and Consumer Non-Cyclicals4.

Treasury futures, which were used to help manage the Fund’s duration and yield curvev positioning, were a modest detractor from performance. High yield index swaps (CDX) were used to manage our high-yield corporate bond exposure. Overall, CDX did not materially impact performance. Finally, currency forwards, used to hedge the Fund’s non-U.S. dollar currency exposure, were a slight detractor from results.

Performance review

For the twelve months ended December 31, 2017, Class A shares of Western Asset Global High Yield Bond Fund, excluding sales charges, returned 7.83%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Global High Yield Index (Hedged), returned 8.42% for the same period. The

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

[3]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[4]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

2	Western Asset Global High Yield Bond Fund 2017 Annual Report

Lipper High Yield Funds Category Average1 returned 6.58% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global High Yield Bond Fund:
Class A	3.08%	7.83%
Class C	2.71%	7.23%
Class C1[2]	2.83%	7.28%
Class I	3.36%	8.27%
Class IS	3.42%	8.37%
Bloomberg Barclays Global High Yield Index (Hedged)	2.99%	8.42%
Lipper High Yield Funds Category Average[1]	2.33%	6.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2017 for Class A, Class C, Class C1, Class I and Class IS shares were 4.04%, 3.51%, 3.79%, 4.45% and 4.55%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 1.15%, 1.85%, 1.63%, 0.88% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in a number of sectors. In particular, an overweight to the Financials sector (largely in the banking industry) was positive for performance as they benefited from strengthening fundamentals and expectations for rising interest rates. An underweight to Communications was rewarded as it was negatively impacted by mergers and acquisitions (“M&A”) activity.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 703 funds for the six-month period and among the 667 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Global High Yield Bond Fund 2017 Annual Report	3

Fund overview (cont’d)

Elsewhere, an overweight to the Energy sector was additive for returns given rising oil prices.

The Fund’s out-of-benchmark currency positions contributed to results. More specifically, allocations to the Polish zloty, euro and Brazilian real were beneficial as they all appreciated versus the U.S. dollar. From a regional perspective, an overweight to emerging market high-yield securities added to results, as it significantly outperformed the benchmark.

A number of individual holdings were also additive for results during the reporting period, with overweights in Petrobras Global Finance BV (“Petrobras”), Valeant Pharmaceuticals International, Inc. (“Valeant Pharmaceuticals”) and Telecom Italia Capital SA (“Telecom Italia”) adding the most value. Brazilian oil company Petrobras rallied alongside the rising price of oil. Valeant Pharmaceuticals performed well as the company strengthened its balance sheet by selling certain assets and reducing its debt. Telecom Italia generated solid results as the company’s fundamentals improved and it was an upgrade candidate. In addition, security selection in Argentina was positive for results as the country’s economy strengthened and it was supported by accommodative monetary and fiscal policy.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was security selection. In particular, overweights in energy equipment and services company KCAD Holdings Ltd., oil and gas firm MWO Holdings LLC, oil company Berry Petroleum Co. and Canadian oil and natural gas firm Frontera Energy Corp. were negative for returns. All four companies previously defaulted, and the Fund continued to hold either the underlying security or equity in the companies.

The Fund’s quality biases were also headwinds for results. While we reduced the Fund’s allocation to securities rated CCC, we were overweight for the reporting period as a whole. This detracted from results as CCCs underperformed the benchmark during the year. In addition, an overweight to investment-grade securities was a detractor as they lagged the benchmark.

Regional positioning, overall, detracted from performance during the year. In particular, an overweight to U.S. high-yield and an underweight to European high-yield were not rewarded. Finally, in terms of sector positioning, an underweight to the Utilities sector was not rewarded as the sector outperformed the benchmark.

Thank you for your investment in Western Asset Global High Yield Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2018

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield (“junk”) bonds and foreign securities, including emerging markets, involve risks beyond those inherent in higher rated and domestic investments. The risks of high-yield bonds include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign

4	Western Asset Global High Yield Bond Fund 2017 Annual Report

securities are subject to special risks including currency fluctuations and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 30 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2017 were: Sovereign Bonds (21.8%), Consumer Discretionary (16.2%), Energy (15.5%), Financials (8.2%) and Telecommunication Services (7.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

iv

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Global High Yield Bond Fund 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2017 and December 31, 2016 and does not include derivatives such as written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Global High Yield Bond Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.08%	$1,000.00	$1,030.80	1.13%	$5.78	Class A	5.00%	$1,000.00	$1,019.51	1.13%	$5.75
Class C	2.71	1,000.00	1,027.10	1.85	9.45	Class C	5.00	1,000.00	1,015.88	1.85	9.40
Class C1	2.83	1,000.00	1,028.30	1.62	8.28	Class C1	5.00	1,000.00	1,017.04	1.62	8.24
Class I	3.36	1,000.00	1,033.60	0.91	4.66	Class I	5.00	1,000.00	1,020.62	0.91	4.63
Class IS	3.42	1,000.00	1,034.20	0.80	4.10	Class IS	5.00	1,000.00	1,021.17	0.80	4.08

Western Asset Global High Yield Bond Fund 2017 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Global High Yield Bond Fund 2017 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[3]	Class I	Class IS
Twelve Months Ended 12/31/17	7.83%	7.23%	7.28%	8.27%	8.37%
Five Years Ended 12/31/17	3.99	3.24	3.49	4.26	4.36
Ten Years Ended 12/31/17	5.99	N/A	5.51	6.34	N/A
Inception* through 12/31/17	—	4.36	—	—	5.25

With sales charges[2]	Class A	Class C	Class C1[3]	Class I	Class IS
Twelve Months Ended 12/31/17	3.27%	6.23%	6.28%	8.27%	8.37%
Five Years Ended 12/31/17	3.08	3.24	3.49	4.26	4.36
Ten Years Ended 12/31/17	5.53	N/A	5.51	6.34	N/A
Inception* through 12/31/17	—	4.36	—	—	5.25

Cumulative total returns
Without sales charges[1]
Class A (12/31/07 through 12/31/17)	78.86%
Class C (Inception date of 8/1/12 through 12/31/17)	26.03
Class C1[3] (12/31/07 through 12/31/17)	71.00
Class I (12/31/07 through 12/31/17)	84.84
Class IS (Inception date of 8/31/12 through 12/31/17)	31.43

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception date for Class A, C, C1, I and IS shares are February 22, 1995, August 1, 2012, February 22, 1995, February 22, 1995 and August 31, 2012, respectively.

Western Asset Global High Yield Bond Fund 2017 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C1 Shares of Western Asset Global High Yield Bond Fund vs. Bloomberg Barclays Global High Yield Index (Hedged)† — December 2007 - December 2017

Value of $1,000,000 invested in

Class I Shares of Western Asset Global High Yield Bond Fund vs. Bloomberg Barclays Global High Yield Index (Hedged)† — December 2007 - December 2017

10	Western Asset Global High Yield Bond Fund 2017 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and Class C1 shares and $1,000,000 invested in Class I shares of Western Asset Global High Yield Bond Fund on December 31, 2007, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2017. On August 1, 2012, Class C shares were reclassified as Class C1 shares. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Bloomberg Barclays Global High Yield Index (Hedged). The Bloomberg Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C1 and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Global High Yield Bond Fund 2017 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA GHY	— Western Asset Global High Yield Bond Fund

12	Western Asset Global High Yield Bond Fund 2017 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA GHY	— Western Asset Global High Yield Bond Fund

Western Asset Global High Yield Bond Fund 2017 Annual Report	13

Schedule of investments

December 31, 2017

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 61.0%
Consumer Discretionary — 12.3%
Auto Components — 1.2%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,500,000		$1,548,750	(a)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	260,000		263,900	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	1,120,000		1,139,600	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	501,000		527,929	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	350,000		371,875	(a)
Total Auto Components					3,852,054
Diversified Consumer Services — 0.8%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	149,023	(c)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,750,000		1,946,875	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	400,000		423,000
Total Diversified Consumer Services					2,518,898
Hotels, Restaurants & Leisure — 3.7%
Aramark Services Inc., Senior Notes	5.000%	4/1/25	500,000		529,400	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	1,349,883		1,349,883	(a)(b)(d)(e)
Brinker International Inc., Senior Notes	5.000%	10/1/24	750,000		759,375	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,550,000		1,639,125
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	900,000		967,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	1,020,000		1,050,600
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	650,000		681,687
Marstons Issuer PLC, Secured Bonds (5.641% to 7/15/19 then 3 mo. GBP LIBOR + 2.550%)	5.641%	7/15/35	882,000	GBP	1,096,706	(c)(f)
MGM Resorts International, Senior Notes	4.625%	9/1/26	420,000		426,300
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	730,000		757,375	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	629,000		680,893	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,460,000		1,489,200	(a)
Total Hotels, Restaurants & Leisure					11,428,044
Household Durables — 0.3%
Lennar Corp., Senior Notes	4.750%	11/29/27	1,020,000		1,055,496	(a)
Media — 4.4%
Banijay Group SAS, Senior Secured Notes	4.000%	7/1/22	510,000	EUR	641,357	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	1,930,000		1,967,136

See Notes to Financial Statements.

14	Western Asset Global High Yield Bond Fund 2017 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
DISH DBS Corp., Senior Notes	7.750%	7/1/26	2,150,000		$2,268,250
EW Scripps Co., Senior Notes	5.125%	5/15/25	530,000		528,675	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	1,400,000		1,408,750	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	3,750,000		3,862,500	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,570,000		1,522,900	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	990,000	GBP	1,432,754	(a)
Total Media					13,632,322
Specialty Retail — 1.5%
American Greetings Corp., Senior Notes	7.875%	2/15/25	1,130,000		1,226,050	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	890,000		896,675
Masaria Investments SAU, Senior Secured Bonds	5.000%	9/15/24	240,000	EUR	290,771	(a)
Masaria Investments SAU, Senior Secured Bonds (3 mo. Euribor + 5.250%)	4.888%	9/15/24	660,000	EUR	791,124	(a)(f)
Maxeda DIY Holding BV, Senior Secured Notes	6.125%	7/15/22	480,000	EUR	581,624	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	940,000		954,100	(a)
Total Specialty Retail					4,740,344
Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	180,000		184,500	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,120,000		1,153,600	(a)
Total Textiles, Apparel & Luxury Goods					1,338,100
Total Consumer Discretionary					38,565,258
Consumer Staples — 1.7%
Food Products — 1.3%
Boparan Finance PLC, Senior Secured Notes	5.500%	7/15/21	830,000	GBP	1,021,069	(c)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	400,000		419,000	(a)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	2,190,000		2,291,287	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	410,000		423,325	(a)
Total Food Products					4,154,681
Household Products — 0.4%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	550,000		584,375
Central Garden & Pet Co., Senior Notes	5.125%	2/1/28	480,000		481,200
Total Household Products					1,065,575
Total Consumer Staples					5,220,256
Energy — 13.4%
Energy Equipment & Services — 0.5%
Transocean Inc., Senior Notes	9.000%	7/15/23	350,000		379,750	(a)
Transocean Inc., Senior Notes	7.500%	1/15/26	560,000		574,868	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	700,000		565,250
Total Energy Equipment & Services					1,519,868

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2017 Annual Report	15

Schedule of investments (cont’d)

December 31, 2017

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 12.9%
Berry Petroleum Co. Escrow	—	—	1,600,000	$0	*(d)(e)(g)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,160,000	1,215,100	(a)
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	590,000	548,700
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	890,000	901,125	(a)
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	1,000,000	962,500	(a)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	2,210,000	2,259,725
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,450,000	1,485,527
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	240,000	244,800	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	390,000	401,993	(a)
Frontera Energy Corp., Senior Secured Notes (10.000% Cash or 14.000% PIK)	10.000%	11/2/21	700,000	798,000	(b)
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	1,120,000	1,241,492	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	640,000	627,200
Magnum Hunter Resources Corp. Escrow	—	—	2,000,000	0	*(d)(e)(g)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,620,000	1,374,975	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	790,000	819,625
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	2,210,000	2,191,149
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	200,000	220,600
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	7,820,000	7,927,525
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	2,250,000	2,019,127
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	880,000	202,690	(c)(k)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	700,000	751,701	(c)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	650,000	660,959
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	520,000	587,600	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	280,000	264,600
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	970,000	824,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.375%	2/1/27	1,980,000	2,039,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	670,000	664,975
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	2,200,000	2,285,800	(a)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	800,000	818,576	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	920,000	945,300
Williams Cos. Inc., Debentures	7.500%	1/15/31	1,360,000	1,669,400

See Notes to Financial Statements.

16	Western Asset Global High Yield Bond Fund 2017 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	860,000		$860,000
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	430,000		448,275
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	300,000		321,750
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	150,000		170,025	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	1,500,000		1,743,750	(a)
Total Oil, Gas & Consumable Fuels					40,498,464
Total Energy					42,018,332
Financials — 8.2%
Banks — 3.9%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,050,000		1,191,094
CIT Group Inc., Senior Notes	5.000%	8/15/22	881,000		936,063
CIT Group Inc., Senior Notes	5.000%	8/1/23	460,000		491,050
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	780,000		937,448	(a)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	1,400,000		1,391,361	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	540,000		540,815	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	570,000		643,388	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	700,000		771,968
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	510,000		605,740
Santander UK Group Holdings PLC, Junior Subordinated Bonds (7.375% to 6/24/22 then GBP 5 year swap rate + 5.543%)	7.375%	6/24/22	640,000	GBP	954,027	(c)(f)(h)
Sberbank of Russia Via SB Capital SA, Subordinated Notes (5.500% to 2/26/19 then 5 year Treasury Constant Maturity Rate + 4.023%)	5.500%	2/26/24	2,170,000		2,209,385	(c)(f)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	630,000		626,285	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	1,000,000		1,055,702	(a)
Total Banks					12,354,326
Capital Markets — 0.3%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	820,000		879,450
Consumer Finance — 0.3%
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	910,000		837,200	(a)
Diversified Financial Services — 3.3%
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	600,000		579,000	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	835,000		822,475	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	3,370,000		3,336,300	(a)
Garfunkelux Holdco 3 SA, Senior Secured Notes	7.500%	8/1/22	910,000	EUR	1,146,434	(c)
LHC3 PLC, Senior Secured Bonds (4.125% PIK)	4.125%	8/15/24	410,000	EUR	504,114	(a)(b)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2017 Annual Report	17

Schedule of investments (cont’d)

December 31, 2017

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Nationwide Building Society, Junior Subordinated Notes (6.875% to 6/20/19 then GBP 5 year swap rate + 4.880%)	6.875%	6/20/19	540,000	GBP	$765,857	(c)(f)(h)
Nielsen Co. (Luxembourg) Sarl, Senior Notes	5.000%	2/1/25	520,000		540,800	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	650,000		648,375	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	610,000		584,075	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,470,000		1,462,650	(a)
Total Diversified Financial Services					10,390,080
Insurance — 0.4%
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	350,000	GBP	480,232	(c)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	820,000		703,150
Total Insurance					1,183,382
Total Financials					25,644,438
Health Care — 5.0%
Biotechnology — 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	660,000		645,975	(a)
Health Care Equipment & Supplies — 0.2%
IDH Finance PLC, Senior Secured Notes	6.250%	8/15/22	510,000	GBP	633,953	(c)(i)
Health Care Providers & Services — 2.7%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	210,000		202,650	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	866,000		865,394	(d)(e)(f)(j)
Centene Corp., Senior Notes	4.750%	5/15/22	580,000		604,650
Centene Corp., Senior Notes	6.125%	2/15/24	190,000		201,400
Centene Corp., Senior Notes	4.750%	1/15/25	1,150,000		1,173,000
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,330,000		1,974,675
DaVita Inc., Senior Notes	5.750%	8/15/22	500,000		514,687
DaVita Inc., Senior Notes	5.125%	7/15/24	650,000		657,719
DaVita Inc., Senior Notes	5.000%	5/1/25	250,000		250,550
HCA Inc., Senior Bonds	5.375%	2/1/25	200,000		207,500
HCA Inc., Senior Notes	7.500%	2/15/22	300,000		338,250
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	10,000		10,075
HCA Inc., Senior Secured Notes	5.250%	6/15/26	620,000		658,750
HCA Inc., Senior Secured Notes	5.500%	6/15/47	910,000		910,000
Total Health Care Providers & Services					8,569,300
Pharmaceuticals — 1.9%
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	500,000		510,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	500,000		505,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	400,000		392,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,150,000		1,058,000	(a)

See Notes to Financial Statements.

18	Western Asset Global High Yield Bond Fund 2017 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — continued
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	80,000		$74,400	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	3,520,000		3,234,000	(a)
Total Pharmaceuticals					5,773,900
Total Health Care					15,623,128
Industrials — 4.2%
Building Products — 0.3%
Jeld-Wen Inc., Senior Notes	4.625%	12/15/25	430,000		434,300	(a)
Jeld-Wen Inc., Senior Notes	4.875%	12/15/27	590,000		597,375	(a)
Total Building Products					1,031,675
Commercial Services & Supplies — 0.9%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	610,000		628,300	(a)
ADT Corp., Senior Secured Notes	6.250%	10/15/21	460,000		506,000
Brink’s Co., Senior Notes	4.625%	10/15/27	1,000,000		982,500	(a)
Paprec Holding, Senior Secured Bonds	5.250%	4/1/22	200,000	EUR	249,398	(a)
Paprec Holding, Subordinated Bonds	7.375%	4/1/23	180,000	EUR	231,938	(a)
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	240,000		242,400
Total Commercial Services & Supplies					2,840,536
Engineering & Construction — 0.2%
Novafives SAS, Senior Secured Notes	4.500%	6/30/21	530,000	EUR	652,549	(a)
Machinery — 0.6%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	1,250,000		1,292,188	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	720,000		726,300	(a)
Total Machinery					2,018,488
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	980,000		835,450	(a)
Road & Rail — 0.6%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,820,000		1,820,000	(a)
Trading Companies & Distributors — 0.7%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	230,000		232,588	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	1,020,000		1,037,850	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	770,000		776,737	*(a)
Total Trading Companies & Distributors					2,047,175
Transportation — 0.6%
Mexico City Airport Trust, Senior Secured Notes	4.250%	10/31/26	1,590,000		1,629,750	(a)
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	774,674		329,236	(a)(b)
Total Transportation					1,958,986
Total Industrials					13,204,859

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2017 Annual Report	19

Schedule of investments (cont’d)

December 31, 2017

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 1.3%
Internet Software & Services — 0.6%
IPD 3 BV, Senior Secured Notes	4.500%	7/15/22	490,000	EUR	$614,089	(a)
Match Group Inc., Senior Notes	6.375%	6/1/24	460,000		500,250
Match Group Inc., Senior Notes	5.000%	12/15/27	730,000		742,775	(a)
Total Internet Software & Services					1,857,114
IT Services — 0.2%
Vantiv LLC/Vanity Issuer Corp., Senior Notes	4.375%	11/15/25	746,000		757,324	(a)
Software — 0.3%
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	720,000		761,400	(a)
Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	350,000		364,000	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	240,000		262,858	(a)
Total Technology Hardware, Storage & Peripherals					626,858
Total Information Technology					4,002,696
Materials — 4.7%
Chemicals — 0.7%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	690,000		679,685	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	600,000		639,000
Valvoline Inc., Senior Notes	4.375%	8/15/25	360,000		364,050
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	570,000		604,200	(a)
Total Chemicals					2,286,935
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	850,000		898,875	(a)
Containers & Packaging — 1.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	720,000		759,600	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,230,000		1,414,500
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	1,030,000		1,120,743	(a)
Total Containers & Packaging					3,294,843
Metals & Mining — 2.6%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	200,000		219,000	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	820,000		924,550	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	820,000		870,003	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	200,000		209,638	(a)
ArcelorMittal SA, Senior Bonds	6.125%	6/1/25	530,000		612,813
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	1,030,000		1,127,850
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	360,000		360,000
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	2,090,000		2,097,837

See Notes to Financial Statements.

20	Western Asset Global High Yield Bond Fund 2017 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,137,394	$36,965	*(a)(k)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	1,937	0	(a)(b)(d)(e)(g)
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	360,000	377,568
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	600,000	696,600
Vale SA, Senior Notes	5.625%	9/11/42	670,000	737,000
Total Metals & Mining				8,269,824
Total Materials				14,750,477
Real Estate — 1.2%
Equity Real Estate Investment Trusts (REITs) — 1.2%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,080,000	1,069,200
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	650,000	664,625
GEO Group Inc., Senior Notes	6.000%	4/15/26	510,000	526,575
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,580,000	1,613,575
Total Real Estate				3,873,975
Telecommunication Services — 7.2%
Diversified Telecommunication Services — 3.5%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,470,000	1,550,850	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	480,000	453,600
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	370,000	461,575
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	3,560,000	3,813,650	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	1,360,000	1,376,184	(a)
Wind Tre SpA, Senior Secured Notes	5.000%	1/20/26	490,000	468,440	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	3,505,000	2,979,250
Total Diversified Telecommunication Services				11,103,549
Wireless Telecommunication Services — 3.7%
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,250,000	1,356,225	(a)
Millicom International Cellular SA, Senior Notes	5.125%	1/15/28	800,000	804,000	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,280,000	1,291,200
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,020,000	1,160,250
Sprint Corp., Senior Notes	7.875%	9/15/23	2,700,000	2,882,250
Sprint Corp., Senior Notes	7.625%	2/15/25	1,370,000	1,438,500
VEON Holdings BV, Senior Notes	7.504%	3/1/22	2,240,000	2,549,680	(a)
Total Wireless Telecommunication Services				11,482,105
Total Telecommunication Services				22,585,654

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2017 Annual Report	21

Schedule of investments (cont’d)

December 31, 2017

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 1.8%
Electric Utilities — 1.1%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	1,267,000	$760,200
Pampa Energia SA, Senior Notes	7.500%	1/24/27	900,000	990,126	(a)
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	1,690,000	1,835,847	(c)
Total Electric Utilities				3,586,173
Gas Utilities — 0.4%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	1,130,000	1,110,225
Independent Power and Renewable Electricity Producers — 0.3%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	974,294	988,909
Total Utilities				5,685,307
Total Corporate Bonds & Notes (Cost — $183,442,406)				191,174,380
Convertible Bonds & Notes — 0.7%
Consumer Discretionary — 0.2%
Media — 0.2%
DISH Network Corp., Senior Bonds	3.375%	8/15/26	140,000	152,688
DISH Network Corp., Senior Notes	2.375%	3/15/24	530,000	510,456	(a)
Total Consumer Discretionary				663,144
Information Technology — 0.5%
Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	280,000	346,325	(a)
Software — 0.3%
Verint Systems Inc., Senior Notes	1.500%	6/1/21	110,000	107,388
Workday Inc., Senior Notes	0.250%	10/1/22	750,000	743,437	(a)
Total Software				850,825
Technology Hardware, Storage & Peripherals — 0.1%
Electronics For Imaging Inc., Senior Bonds	0.750%	9/1/19	350,000	338,406
Total Information Technology				1,535,556
Total Convertible Bonds & Notes (Cost — $2,145,212)				2,198,700
Senior Loans — 6.0%
Consumer Discretionary — 3.3%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	3.620-3.810%	4/6/24	1,383,987	1,388,831	(f)(l)(m)
Diversified Consumer Services — 0.2%
Weight Watchers International Inc., 2017 Term Loan B (1 mo. LIBOR + 4.750%)	6.230%	11/29/24	750,000	755,391	(f)(l)(m)

See Notes to Financial Statements.

22	Western Asset Global High Yield Bond Fund 2017 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — 1.1%
Charter Communications Operating LLC, 2017 Term Loan B	—	4/13/25	2,206,842	$2,210,980	(n)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	3.977%	4/15/25	1,300,000	1,291,526	(f)(l)(m)
Total Media				3,502,506
Specialty Retail — 1.4%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.570%	3/11/22	4,699,737	3,787,697	(f)(i)(l)(m)(n)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	9.690%	6/29/22	890,000	471,700	(d)(f)(l)(m)
Total Specialty Retail				4,259,397
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.980%	10/28/20	700,200	407,867	(f)(l)(m)
Total Consumer Discretionary				10,313,992
Energy — 0.4%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	232,198	197,368	*(d)(k)
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	8.954%	8/23/21	960,000	1,024,200	(f)(l)(m)
Total Energy				1,221,568
Industrials — 0.5%
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2 (1 mo. LIBOR + 2.250%)	3.751%	4/3/22	498,747	495,694	(f)(l)(m)
Professional Services — 0.3%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.569%	4/10/23	997,500	1,002,674	(f)(l)(m)
Total Industrials				1,498,368
Information Technology — 0.6%
IT Services — 0.6%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	3.802%	4/26/24	2,059,753	2,063,432	(d)(f)(l)(m)
Materials — 0.3%
Containers & Packaging — 0.3%
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.319%	2/5/23	893,233	898,615	(f)(l)(m)
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.7%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.319%	1/31/25	1,230,000	1,188,927	(f)(l)(m)
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	3.727%	9/30/25	1,080,000	1,082,218	(f)(l)(m)
Total Telecommunication Services				2,271,145

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2017 Annual Report	23

Schedule of investments (cont’d)

December 31, 2017

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC, 2015 Term Loan B (3 mo. ICE LIBOR + 6.250% PIK)	7.250%	3/4/22	992,325		$719,436	*(b)(f)(k)(l)(m)
Total Senior Loans (Cost — $20,481,774)					18,986,556
Sovereign Bonds — 21.8%
Argentina — 5.1%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	990,000		1,099,890	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,810,000		2,122,225	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	3,100,000		3,448,192	(a)
Republic of Argentina, Bonds	21.200%	9/19/18	510,000	ARS	28,375
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	28.750%	6/21/20	28,420,000	ARS	1,641,413	(f)
Republic of Argentina, Bonds	18.200%	10/3/21	21,380,000	ARS	1,176,622
Republic of Argentina, Senior Bonds	7.500%	4/22/26	1,800,000		2,042,370
Republic of Argentina, Senior Notes	6.875%	1/26/27	2,610,000		2,855,340
Republic of Argentina, Senior Notes	8.280%	12/31/33	1,233,793		1,460,812
Total Argentina					15,875,239
Brazil — 2.2%
Federative Republic of Brazil, Notes	10.000%	1/1/21	112,000	BRL	34,756
Federative Republic of Brazil, Notes	10.000%	1/1/23	6,495,000	BRL	1,982,674
Federative Republic of Brazil, Notes	10.000%	1/1/27	95,000	BRL	28,364	(i)
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	4,660,000		4,745,045
Total Brazil					6,790,839
Chile — 0.3%
Republic of Chile, Senior Notes	3.875%	8/5/20	1,000,000		1,045,313
Colombia — 0.4%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	1,290,000		1,339,342
Costa Rica — 0.2%
Republic of Costa Rica, Notes	7.000%	4/4/44	510,000		528,386	(a)
Dominican Republic — 0.5%
Dominican Republic, Senior Notes	6.850%	1/27/45	1,410,000		1,590,832	(a)
Ecuador — 1.0%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	400,000		468,500	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	2,420,000		2,580,325	(c)
Total Ecuador					3,048,825
Egypt — 0.3%
Arab Republic of Egypt, Senior Notes	6.125%	1/31/22	240,000		251,562	(c)
Arab Republic of Egypt, Senior Notes	7.500%	1/31/27	510,000		564,771	(a)
Total Egypt					816,333

See Notes to Financial Statements.

24	Western Asset Global High Yield Bond Fund 2017 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Ghana — 0.4%
Republic of Ghana, Bonds	10.750%	10/14/30	940,000		$1,296,298	(a)
Guatemala — 0.4%
Republic of Guatemala, Senior Notes	4.375%	6/5/27	1,270,000		1,270,000	(a)
Honduras — 0.4%
Republic of Honduras, Senior Notes	6.250%	1/19/27	1,100,000		1,179,310	(a)
Indonesia — 0.3%
Republic of Indonesia, Senior Notes	2.950%	1/11/23	1,100,000		1,094,189
Ivory Coast — 0.2%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	283,500		284,063	(c)
Republic of Cote D’Ivoire, Senior Bonds	6.125%	6/15/33	290,000		295,626	(a)
Total Ivory Coast					579,689
Nigeria — 0.4%
Republic of Nigeria, Notes	7.875%	2/16/32	800,000		906,240	(a)
Republic of Nigeria, Senior Notes	7.625%	11/28/47	470,000		505,595	(a)
Total Nigeria					1,411,835
Peru — 0.9%
Republic of Peru, Senior Bonds	4.125%	8/25/27	2,500,000		2,722,500
Poland — 1.8%
Republic of Poland, Bonds	4.000%	10/25/23	18,450,000	PLN	5,653,011
Russia — 3.0%
Russian Federal Bond, Bonds	8.150%	2/3/27	106,000,000	RUB	1,937,615
Russian Federal Bond, Bonds	7.050%	1/19/28	74,726,000	RUB	1,261,479
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	5,800,000		6,286,823	(a)
Total Russia					9,485,917
Senegal — 0.3%
Republic of Senegal, Bonds	6.250%	5/23/33	800,000		846,765	(a)
Sri Lanka — 0.1%
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	290,000		308,784	(c)
Turkey — 2.3%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	1,200,000		1,272,737
Republic of Turkey, Senior Bonds	4.250%	4/14/26	6,270,000		5,990,176
Total Turkey					7,262,913
Ukraine — 0.6%
Republic of Ukraine, Senior Notes	7.375%	9/25/32	1,900,000		1,871,584	(a)
Uruguay — 0.5%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28	44,850,000	UYU	1,566,469	(c)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2017 Annual Report	25

Schedule of investments (cont’d)

December 31, 2017

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Venezuela — 0.2%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	2,240,000	$459,200	(c)(k)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	1,401,000	325,733	(c)(k)
Total Venezuela				784,933
Total Sovereign Bonds (Cost — $66,569,643)				68,369,306
U.S. Government & Agency Obligations — 4.0%
U.S. Government Obligations — 4.0%
U.S. Treasury Notes	1.750%	11/30/19	2,000,000	1,995,195
U.S. Treasury Notes	1.375%	1/15/20	2,500,000	2,474,512
U.S. Treasury Notes	1.250%	1/31/20	1,250,000	1,233,618
U.S. Treasury Notes	2.000%	7/31/20	2,100,000	2,103,815	(i)
U.S. Treasury Notes	1.375%	1/31/21	1,050,000	1,030,148
U.S. Treasury Notes	1.125%	9/30/21	2,000,000	1,929,845
U.S. Treasury Notes	1.875%	1/31/22	1,000,000	989,746
U.S. Treasury Notes	1.875%	3/31/22	700,000	692,193
Total U.S. Government & Agency Obligations (Cost — $12,518,503)				12,449,072

			Shares
Common Stocks — 1.9%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.3%
Bossier Casino Venture Holdco Inc.			90,995	1,087,390	*(d)(e)
Media — 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6	293,344	*(d)(e)
Total Consumer Discretionary				1,380,734
Energy — 1.4%
Energy Equipment & Services — 0.7%
Hercules Offshore Inc. (Escrow)			24,992	7,048	*(d)(e)
KCAD Holdings I Ltd.			395,216,044	2,134,166	*(d)(e)
Total Energy Equipment & Services				2,141,214
Oil, Gas & Consumable Fuels — 0.7%
Berry Petroleum Co.			62,675	621,529	*
Blue Ridge Mountain Resources Inc.			103,751	855,946	*
Frontera Energy Corp.			25,000	809,252	*(e)
MWO Holdings LLC			670	14,908	*(d)(e)
Total Oil, Gas & Consumable Fuels				2,301,635
Total Energy				4,442,849

See Notes to Financial Statements.

26	Western Asset Global High Yield Bond Fund 2017 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Shares	Value
Industrials — 0.1%
Marine — 0.1%
Tricer HoldCo, S.C.A.			58,644	$170,654	*(d)(e)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.			4,561	0	*(a)(d)(e)(g)
Total Industrials				170,654
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			10,212	6	*
Total Common Stocks (Cost — $9,499,381)				5,994,243

		Rate
Convertible Preferred Stocks — 0.3%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)		6.000%	68,364	803,277	(b)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)		6.000%	1,024	12,032	(b)(j)
Total Convertible Preferred Stocks (Cost — $637,080)				815,309
Investments in Underlying Funds — 1.8%
PowerShares Senior Loan Portfolio (Cost — $5,844,505)			252,190	5,810,458

		Rate
Preferred Stocks — 0.1%
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates (Cost —$2,130,381)		8.000%	26,064,000	260,640	*(d)(e)
Total Investments before Short-Term Investments (Cost — $303,268,885)				306,058,664
Short-Term Investments — 2.0%
Western Asset Government Cash Management Portfolio LLC (Cost — $6,306,003)		1.240%	6,306,003	6,306,003	(o)
Total Investments — 99.6% (Cost — $309,574,888)				312,364,667
Other Assets in Excess of Liabilities — 0.4%				1,140,675
Total Net Assets — 100.0%				$313,505,342

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2017 Annual Report	27

Schedule of investments (cont’d)

December 31, 2017

Western Asset Global High Yield Bond Fund

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Value is less than $1.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Securities traded on a when-issued or delayed delivery basis.

(j)	Restricted security (See Note 9).

(k)	The coupon payment on these securities is currently in default as of December 31, 2017.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of December 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer or a company which is under common ownership or control. At December 31, 2017, the total market value of investments in Affiliated Companies was $6,306,003 and the cost was $6,306,003 (See Note 10).

Abbreviation used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
LIBOR	— London Interbank Offered Rate
PLN	— Polish Zloty
RUB	— Russian Ruble
UYU	— Uruguayan Peso

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Euro Currency Futures, Call (Premiums received — $76,397)	1/5/18	$1.19	57	$7,125,000	$126,825

See Notes to Financial Statements.

28	Western Asset Global High Yield Bond Fund 2017 Annual Report

Western Asset Global High Yield Bond Fund

At December 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,243,945	GBP	4,683,744	Barclays Bank PLC	1/19/18	$(83,037)
USD	213,733	GBP	160,000	Barclays Bank PLC	1/19/18	(2,402)
EUR	1,225,997	USD	1,455,700	Citibank N.A.	1/19/18	16,680
Total						$(68,759)

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

Summary of Investments by Country** (unaudited)
United States	46.7%
Brazil	8.2
Argentina	6.0
United Kingdom	4.4
Russia	4.1
Netherlands	2.7
France	2.6
Turkey	2.5
Italy	2.1
Poland	1.8
Colombia	1.7
Peru	1.6
United Arab Emirates	1.3
Ireland	1.3
Indonesia	1.2
Germany	1.0
Ecuador	1.0
Mexico	0.8
Luxembourg	0.7
Ukraine	0.6
Canada	0.6
Dominican Republic	0.5
Uruguay	0.5
Nigeria	0.4
Ghana	0.4
Guatemala	0.4

See Notes to Financial Statements

Western Asset Global High Yield Bond Fund 2017 Annual Report	29

Schedule of investments (cont’d)

December 31, 2017

Western Asset Global High Yield Bond Fund

Summary of Investments by Country** (unaudited) (cont’d)
Honduras	0.4
Spain	0.3
Switzerland	0.3
Chile	0.3
Venezuela	0.3
Senegal	0.3
Egypt	0.3
Ivory Coast	0.2
Costa Rica	0.2
Jersey	0.2
Sri Lanka	0.1
Australia	0.0	†
Short-Term Investments	2.0
	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2017 and are subject to change.

†	Represents less then 0.1%.

See Notes to Financial Statements.

30	Western Asset Global High Yield Bond Fund 2017 Annual Report

Statement of assets and liabilities

December 31, 2017

Assets:
Investments in unaffiliated securities, at value (Cost — $303,268,885)	$306,058,664
Investments in affiliated securities, at value (Cost — $6,306,003)	6,306,003
Foreign currency, at value (Cost — $1,450,400)	1,468,601
Cash	143,458
Interest receivable	4,683,180
Receivable for Fund shares sold	241,220
Deposits with brokers for open exchange-traded options	201,023
Unrealized appreciation on forward foreign currency contracts	16,680
Principal paydown receivable	6,000
Receivable for securities sold	4,300
Prepaid expenses	52,310
Total Assets	319,181,439

Liabilities:
Payable for securities purchased	4,230,147
Payable for Fund shares repurchased	761,279
Investment management fee payable	185,587
Written options, at value (premiums received — $76,397)	126,825
Unrealized depreciation on forward foreign currency contracts	85,439
Distributions payable	66,198
Service and/or distribution fees payable	64,230
Trustees’ fees payable	1,713
Accrued foreign capital gains tax	1,249
Accrued expenses	153,430
Total Liabilities	5,676,097
Total Net Assets	$313,505,342

Net Assets:
Par value (Note 7)	$483
Paid-in capital in excess of par value	362,331,913
Overdistributed net investment income	(203,252)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(51,304,208)
Net unrealized appreciation on investments, written options, forward foreign currency contracts and foreign currencies	2,680,406
Total Net Assets	$313,505,342

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2017 Annual Report	31

Statement of assets and liabilities (cont’d)

December 31, 2017

Net Assets:
Class A	$173,776,121
Class C	$7,402,111
Class C1	$33,073,764
Class I	$38,236,304
Class IS	$61,017,042

Shares Outstanding:
Class A	26,814,987
Class C	1,140,462
Class C1	5,048,424
Class I	5,904,771
Class IS	9,422,889

Net Asset Value:
Class A (and redemption price)	$6.48
Class C*	$6.49
Class C1*	$6.55
Class I (and redemption price)	$6.48
Class IS (and redemption price)	$6.48
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.77

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

32	Western Asset Global High Yield Bond Fund 2017 Annual Report

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Interest from unaffiliated investments	$20,203,793
Interest from affiliated investments	10,174
Dividends	308,701
Less: Foreign taxes withheld	(12,572)
Total Investment Income	20,510,096

Expenses:
Investment management fee (Note 2)	2,272,189
Service and/or distribution fees (Notes 2 and 5)	769,452
Transfer agent fees (Note 5)	234,714
Registration fees	84,755
Shareholder reports	49,455
Fund accounting fees	46,834
Audit and tax fees	40,393
Legal fees	39,150
Custody fees	10,552
Trustees’ fees	9,611
Insurance	5,251
Commitment fees (Note 8)	3,857
Interest expense	2,479
Miscellaneous expenses	15,105
Total Expenses	3,583,797
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(591)
Net Expenses	3,583,206
Net Investment Income	16,926,890

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,472,171)
Futures contracts	(79,927)
Written options	161,186
Swap contracts	(30,196)
Forward foreign currency contracts	(102,163)
Foreign currency transactions	332,690
Net Realized Loss	(2,190,581)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	10,847,371
Written options	(50,428)
Forward foreign currency contracts	(229,010)
Foreign currencies	72,454
Change in Net Unrealized Appreciation (Depreciation)	10,640,387
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	8,449,806
Increase in Net Assets From Operations	$25,376,696

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2017 Annual Report	33

Statement of changes in net assets

For the Years Ended December 31,	2017	2016

Operations:
Net investment income	$16,926,890	$22,328,564
Net realized loss	(2,190,581)	(20,643,839)
Change in net unrealized appreciation (depreciation)	10,640,387	46,851,169
Increase in Net Assets From Operations	25,376,696	48,535,894

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(16,539,078)	(22,408,590)
Return of capital	(1,072,483)	—
Decrease in Net Assets From Distributions to Shareholders	(17,611,561)	(22,408,590)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	70,520,536	67,519,687
Reinvestment of distributions	16,721,988	21,219,695
Cost of shares repurchased	(129,545,668)	(100,898,140)
Decrease in Net Assets From Fund Share Transactions	(42,303,144)	(12,158,758)
Increase (Decrease) in Net Assets	(34,538,009)	13,968,546

Net Assets:
Beginning of year	348,043,351	334,074,805
End of year*	$313,505,342	$348,043,351
*Includes overdistributed net investment income of:	$(203,252)	$(629,626)

See Notes to Financial Statements.

34	Western Asset Global High Yield Bond Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$6.33	$5.85	$6.67	$7.28	$7.33

Income (loss) from operations:
Net investment income	0.33	0.40	0.42	0.46	0.49
Net realized and unrealized gain (loss)	0.17	0.48	(0.81)	(0.60)	(0.04)
Total income (loss) from operations	0.50	0.88	(0.39)	(0.14)	0.45

Less distributions from:
Net investment income	(0.33)	(0.40)	(0.43)	(0.47)	(0.50)
Return of capital	(0.02)	—	—	—	—
Total distributions	(0.35)	(0.40)	(0.43)	(0.47)	(0.50)

Net asset value, end of year	$6.48	$6.33	$5.85	$6.67	$7.28
Total return[2]	7.83%	15.74%	(6.29)%	(2.07)%	6.16%

Net assets, end of year (000s)	$173,776	$161,860	$151,371	$190,870	$356,678

Ratios to average net assets:
Gross expenses	1.14%	1.15%	1.13%	1.14%	1.13%
Net expenses	1.14 [3]	1.15	1.13	1.14	1.13
Net investment income	5.17	6.59	6.45	6.33	6.66

Portfolio turnover rate	124%	99%	71%	62%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2017 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$6.34	$5.86	$6.67	$7.28	$7.34

Income (loss) from operations:
Net investment income	0.29	0.36	0.37	0.40	0.43
Net realized and unrealized gain (loss)	0.16	0.48	(0.80)	(0.59)	(0.05)
Total income (loss) from operations	0.45	0.84	(0.43)	(0.19)	0.38

Less distributions from:
Net investment income	(0.28)	(0.36)	(0.38)	(0.42)	(0.44)
Return of capital	(0.02)	—	—	—	—
Total distributions	(0.30)	(0.36)	(0.38)	(0.42)	(0.44)

Net asset value, end of year	$6.49	$6.34	$5.86	$6.67	$7.28
Total return[2]	7.23%	14.75%	(6.77)%	(2.94)%	5.33%

Net assets, end of year (000s)	$7,402	$6,828	$6,583	$10,243	$8,424

Ratios to average net assets:
Gross expenses	1.85%	1.85%	1.82%	1.90%	1.93%
Net expenses[3]	1.85	1.85	1.82	1.90	1.92 [4]
Net investment income	4.45	5.89	5.76	5.59	5.83

Portfolio turnover rate	124%	99%	71%	62%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Western Asset Global High Yield Bond Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$6.40	$5.92	$6.74	$7.36	$7.41

Income (loss) from operations:
Net investment income	0.31	0.38	0.39	0.43	0.46
Net realized and unrealized gain (loss)	0.16	0.48	(0.81)	(0.61)	(0.04)
Total income (loss) from operations	0.47	0.86	(0.42)	(0.18)	0.42

Less distributions from:
Net investment income	(0.30)	(0.38)	(0.40)	(0.44)	(0.47)
Return of capital	(0.02)	—	—	—	—
Total distributions	(0.32)	(0.38)	(0.40)	(0.44)	(0.47)

Net asset value, end of year	$6.55	$6.40	$5.92	$6.74	$7.36
Total return[2]	7.28%	15.09%	(6.60)%	(2.58)%	5.67%

Net assets, end of year (000s)	$33,074	$41,128	$44,474	$59,395	$73,403

Ratios to average net assets:
Gross expenses	1.63%	1.63%	1.61%	1.61%	1.61%
Net expenses	1.63 [3]	1.63	1.61	1.61	1.61
Net investment income	4.70	6.13	5.97	5.87	6.19

Portfolio turnover rate	124%	99%	71%	62%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2017 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$6.33	$5.85	$6.66	$7.27	$7.33

Income (loss) from operations:
Net investment income	0.35	0.42	0.43	0.48	0.51
Net realized and unrealized gain (loss)	0.16	0.48	(0.80)	(0.60)	(0.05)
Total income (loss) from operations	0.51	0.90	(0.37)	(0.12)	0.46

Less distributions from:
Net investment income	(0.34)	(0.42)	(0.44)	(0.49)	(0.52)
Return of capital	(0.02)	—	—	—	—
Total distributions	(0.36)	(0.42)	(0.44)	(0.49)	(0.52)

Net asset value, end of year	$6.48	$6.33	$5.85	$6.66	$7.27
Total return[2]	8.27%	15.87%	(5.92)%	(1.93)%	6.43%

Net assets, end of year (000s)	$38,236	$35,702	$37,193	$52,168	$53,092

Ratios to average net assets:
Gross expenses	0.89%	0.88%	0.89%	0.85%	0.89%
Net expenses[3]	0.89	0.88	0.89	0.85	0.88 [4]
Net investment income	5.41	6.87	6.69	6.63	6.91

Portfolio turnover rate	124%	99%	71%	62%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset Global High Yield Bond Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$6.33	$5.85	$6.66	$7.27	$7.33

Income (loss) from operations:
Net investment income	0.36	0.42	0.44	0.48	0.51
Net realized and unrealized gain (loss)	0.16	0.48	(0.80)	(0.59)	(0.05)
Total income (loss) from operations	0.52	0.90	(0.36)	(0.11)	0.46

Less distributions from:
Net investment income	(0.35)	(0.42)	(0.45)	(0.50)	(0.52)
Return of capital	(0.02)	—	—	—	—
Total distributions	(0.37)	(0.42)	(0.45)	(0.50)	(0.52)

Net asset value, end of year	$6.48	$6.33	$5.85	$6.66	$7.27
Total return[2]	8.37%	15.97%	(5.81)%	(1.86)%	6.53%

Net assets, end of year (000s)	$61,017	$102,526	$91,473	$95,171	$95,337

Ratios to average net assets:
Gross expenses	0.79%	0.79%	0.78%	0.78%	0.78%
Net expenses[3]	0.79	0.79	0.78	0.78	0.78
Net investment income	5.57	6.94	6.81	6.71	7.01

Portfolio turnover rate	124%	99%	71%	62%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2017 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

40	Western Asset Global High Yield Bond Fund 2017 Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Global High Yield Bond Fund 2017 Annual Report	41

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$37,215,375	$1,349,883		$38,565,258
Energy	—	42,018,332	0	*	42,018,332
Health care	—	14,757,734	865,394		15,623,128
Materials	—	14,750,477	0	*	14,750,477
Other corporate bonds & notes	—	80,217,185	—		80,217,185
Convertible bonds & notes	—	2,198,700	—		2,198,700
Senior loans:
Consumer discretionary	—	9,842,292	471,700		10,313,992
Energy	—	1,024,200	197,368		1,221,568
Information technology	—	—	2,063,432		2,063,432
Other senior loans	—	5,387,564	—		5,387,564
Sovereign bonds	—	68,369,306	—		68,369,306
U.S. government & agency obligations	—	12,449,072	—		12,449,072
Common stocks:
Consumer discretionary	—	—	1,380,734		1,380,734
Energy	$855,946	1,430,781	2,156,122		4,442,849
Industrials	—	—	170,654		170,654
Telecommunication services	6	—	—		6
Convertible preferred stocks	—	815,309	—		815,309
Investments in underlying funds	5,810,458	—	—		5,810,458
Preferred stocks	—	—	260,640		260,640
Total long-term investments	6,666,410	290,476,327	8,915,927		306,058,664
Short-term investments†	—	6,306,003	—		6,306,003
Total investments	$6,666,410	$296,782,330	$8,915,927		$312,364,667
Other financial instruments:
Forward foreign currency contracts	—	$16,680	—		$16,680
Total	$6,666,410	$296,799,010	$8,915,927		$312,381,347

42	Western Asset Global High Yield Bond Fund 2017 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$126,825	—	—	$126,825
Forward foreign currency contracts	—	$85,439	—	85,439
Total	$126,825	$85,439	—	$212,264

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Health Care	Materials
Balance as of December 31, 2016	$1,495,452	$0	*	—	$0	*
Accrued premiums/discounts	43,867	—		$710	—
Realized gain (loss)[1]	—	—		—	—
Change in unrealized appreciation (depreciation)[2]	(43,867)	—		7,344	—
Purchases	211,077	—		857,340	—
Sales	(356,646)	—		—	—
Transfers into Level 3[3]	—	—		—	—
Transfers out of Level 3[4]	—	—		—	—
Balance as of December 31, 2017	$1,349,883	$0	*	$865,394	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2017[2]	$(43,867)	—		$7,344	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Information Technology	Utilities
Balance as of December 31, 2016	$736,475	$1,103,812	—	$874,425
Accrued premiums/discounts	546	1,528	—	2,564
Realized gain (loss)[1]	—	(66,392)	—	—
Change in unrealized appreciation (depreciation)[2]	(265,321)	46,269	$(9,682)	(167,378)
Purchases	—	11,716	2,073,114	9,825
Sales	—	(899,565)	—	—
Transfers into Level 3[3]	—	—	—	—
Transfers out of Level 3[4]	—	—	—	(719,436)
Balance as of December 31, 2017	$471,700	$197,368	$2,063,432	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2017[2]	$(265,321)	$51,545	$(9,682)	—

Western Asset Global High Yield Bond Fund 2017 Annual Report	43

Notes to financial statements (cont’d)

	Common Stocks						Preferred Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials		Industrials	Warrants		Total
Balance as of December 31, 2016	$1,038,945	$4,427,672	$208,464	$79,169	$0	*	$351,754	$0	*	$10,316,168
Accrued premiums/discounts	—	—	—	—	—		—	—		49,215
Realized gain (loss)[1]	—	—	76,884	—	(31,955)		—	1,408		(20,055)
Change in unrealized appreciation (depreciation)[2]	341,789	(1,295,187)	(65,537)	91,485	31,955		(91,114)	—		(1,419,244)
Purchases	—	—	—	—	—		—	—		3,163,072
Sales	—	(983,411)	(219,811)	—	—		—	(1,408)		(2,460,841)
Transfers into Level 3[3]	—	7,048	—	—	—		—	—		7,048
Transfers out of Level 3[4]	—	—	—	—	—		—	—		(719,436)
Balance as of December 31, 2017	$1,380,734	$2,156,122	—	$170,654	—		$260,640	—		$8,915,927
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2017[2]	$341,789	$(2,090,303)	—	$91,485	—		$(91,114)	—		$(2,008,124)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

44	Western Asset Global High Yield Bond Fund 2017 Annual Report

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Western Asset Global High Yield Bond Fund 2017 Annual Report	45

Notes to financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is

46	Western Asset Global High Yield Bond Fund 2017 Annual Report

exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as

Western Asset Global High Yield Bond Fund 2017 Annual Report	47

Notes to financial statements (cont’d)

realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2017, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the

48	Western Asset Global High Yield Bond Fund 2017 Annual Report

notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset Global High Yield Bond Fund 2017 Annual Report	49

Notes to financial statements (cont’d)

(l) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If

50	Western Asset Global High Yield Bond Fund 2017 Annual Report

these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $85,439. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Western Asset Global High Yield Bond Fund 2017 Annual Report	51

Notes to financial statements (cont’d)

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gain upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$104,311,063	$(104,311,063)
(b)	$38,562	(38,562)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

52	Western Asset Global High Yield Bond Fund 2017 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar dominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net investment management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore monthly a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended December 31, 2017, fees waived and/or expenses reimbursed amounted to $591.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2017, LMIS and its affiliates retained sales charges of $39,356 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$55	$156	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Western Asset Global High Yield Bond Fund 2017 Annual Report	53

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$333,402,196	$63,190,578
Sales	378,855,456	62,914,893

At December 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost / Premiums Paid/(Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$310,369,399	$16,450,647	$(14,455,379)	$1,995,268
Forward Foreign Currency	—	16,680	(85,439)	(68,759)
Written Options	(76,397)	—	(50,428)	(50,428)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2017.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$16,680

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Written options	$126,825
Forward foreign currency contracts	85,439
Total	$212,264

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

54	Western Asset Global High Yield Bond Fund 2017 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(212,095)	—	$(212,095)
Written options	—	161,186	—	161,186
Futures contracts	$(79,927)	—	—	(79,927)
Swap contracts	—	—	$(30,196)	(30,196)
Forward foreign currency contracts	—	(102,163)	—	(102,163)
Total	$(79,927)	$(153,072)	$(30,196)	$(263,195)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Purchased options[1]	$211,738
Written options	(50,428)
Forward foreign currency contracts	(229,010)
Total	$(67,700)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$27
Written options	32,368
Futures contracts (to sell)†	665,865
Forward foreign currency contracts (to buy)	3,604,193
Forward foreign currency contracts (to sell)	8,685,104

Average Notional Balance
Credit default swap contracts (to buy protection)†	$81,370

†	At December 31, 2017, there were no open positions held in this derivative.

Western Asset Global High Yield Bond Fund 2017 Annual Report	55

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	—	$(85,439)	$(85,439)	—	$(85,439)
Citibank N.A.	$16,680	—	16,680	—	16,680
Total	$16,680	$(85,439)	$(68,759)	—	$(68,759)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$420,267	†	$157,513
Class C	69,435		4,089
Class C1	279,750	†	31,681
Class I	—		40,670
Class IS	—		761
Total	$769,452		$234,714

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2017, the service and/or distribution fees reimbursed amounted to $586 and $5 for Class A and Class C1 shares, respectively.

For the year ended December 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$586
Class C	—
Class C1	5
Class I	—
Class IS	—
Total	$591

56	Western Asset Global High Yield Bond Fund 2017 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Investment Income:
Class A	$8,481,766	$10,378,311
Class B1	—	59,308
Class C	303,391	382,551
Class C1	1,719,539	2,611,322
Class I	2,170,852	2,429,792
Class IS	3,863,530	6,547,306
Total	$16,539,078	$22,408,590

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

Return of Capital
Class A	$550,003	—
Class B1	—	—
Class C	19,674	—
Class C1	111,504	—
Class I	140,770	—
Class IS	250,532	—
Total	$1,072,483	—

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At December 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,403,374	$41,369,173	6,215,184	$37,720,564
Shares issued on reinvestment	1,315,000	8,510,430	1,585,685	9,654,942
Shares repurchased	(6,460,626)	(41,678,642)	(8,099,502)	(49,256,498)
Net increase (decrease)	1,257,748	$8,200,961	(298,633)	$(1,880,992)

Class B1
Shares sold	—	—	6,557	$41,623
Shares issued on reinvestment	—	—	6,778	39,066
Shares repurchased	—	—	(519,601)	(3,130,543)
Net decrease	—	—	(506,266)	$(3,049,854)

Western Asset Global High Yield Bond Fund 2017 Annual Report	57

Notes to financial statements (cont’d)

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares sold	254,819	$1,651,189	155,737	$963,316
Shares issued on reinvestment	47,235	306,130	59,173	360,528
Shares repurchased	(238,144)	(1,535,092)	(261,911)	(1,567,379)
Net increase (decrease)	63,910	$422,227	(47,001)	$(243,535)

Class C1
Shares sold	32,359	$211,507	27,324	$185,370
Shares issued on reinvestment	262,294	1,715,693	385,343	2,367,521
Shares repurchased	(1,669,381)	(10,912,788)	(1,503,670)	(9,178,633)
Net decrease	(1,374,728)	$(8,985,588)	(1,091,003)	$(6,625,742)

Class I
Shares sold	3,093,662	$19,925,518	1,943,594	$11,775,151
Shares issued on reinvestment	321,023	2,075,673	370,233	2,250,335
Shares repurchased	(3,150,311)	(20,348,465)	(3,029,951)	(18,078,216)
Net increase (decrease)	264,374	$1,652,726	(716,124)	$(4,052,730)

Class IS
Shares sold	1,141,665	$7,363,149	2,782,291	$16,833,663
Shares issued on reinvestment	637,004	4,114,062	1,076,083	6,547,303
Shares repurchased	(8,559,416)	(55,070,681)	(3,289,590)	(19,686,871)
Net increase (decrease)	(6,780,747)	$(43,593,470)	568,784	$3,694,095

[1]

On April 29, 2016, the Fund converted 470,646 Class B shares into 475,915 Class A shares, valued at $2,860,252. These amounts are reflected in the Class A shares sold and Class B shares repurchased, respectively.

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2017, the Fund incurred a commitment fee in the amount of $3,857. The Fund did not utilize the Redemption Facility during the year ended December 31, 2017.

58	Western Asset Global High Yield Bond Fund 2017 Annual Report

9. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/units	Acquisition Date	Cost	Value at 12/31/2017		Value Per Share/Units	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stocks	1,024	2/17	$10,240	$12,032		$11.75	0.00%
BioScrip Inc., First Lien Notes 8.224% due 6/30/22	$866,000	6/17	$858,050	$865,394	(a)	$99.93	0.28%
(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees.

10. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2017. The following transactions were effected in shares of such companies for the year ended December 31, 2017.

	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$39,206,003	39,206,003	$32,900,000	32,900,000	—	$10,174	—	$6,306,003

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$16,539,078	$22,408,590
Tax Return of Capital	1,072,483	—
Total Distributions Paid	$17,611,561	$22,408,590

Western Asset Global High Yield Bond Fund 2017 Annual Report	59

Notes to financial statements (cont’d)

As of December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred Capital Losses*	$(43,710,372)
Capital loss carryforward**	(6,849,174)
Other book/tax temporary differences(a)	(153,403)
Unrealized appreciation (depreciation)(b)	1,885,895
Total accumulated earnings (losses) — net	$(48,827,054)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of December 31, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2018	$6,849,174

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable the realization of for tax purposes of unrealized gains (losses) on certain foreign currency contracts, book /tax differences in the accrual of interest income on securities in default, and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the differnce between book and tax amortization methods for premium on fixed income securities.

12. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

60	Western Asset Global High Yield Bond Fund 2017 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees of Mason Partners Income Trust and Shareholders of Western Asset Global High Yield Bond Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Yield Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

February 16, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset Global High Yield Bond Fund 2017 Annual Report	61

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 6-7, 2017, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Global High Yield Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (Singapore) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the

62	Western Asset Global High Yield Bond Fund

proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Western Asset Global High Yield Bond Fund	63

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as high yield funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2017 was above the median and its performance for the 3-, 5- and 10-year periods ended June 30, 2017 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

64	Western Asset Global High Yield Bond Fund

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as high yield funds and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2019.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the

Western Asset Global High Yield Bond Fund	65

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board took into account the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

66	Western Asset Global High Yield Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global High Yield Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Western Asset Global High Yield Bond Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

68	Western Asset Global High Yield Bond Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	141
Other board memberships held by Trustee during past five years	None

Western Asset Global High Yield Bond Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

70	Western Asset Global High Yield Bond Fund

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Global High Yield Bond Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

72	Western Asset Global High Yield Bond Fund

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended December 31, 2016 and December 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended December 31, 2016 and December 31, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended December 31, 2016 and December 31, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Western Asset Global High Yield Bond Fund	73

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record date:	Daily
Payable date:	January 2017 - December 2017
Ordinary income:
Qualified dividend income for individuals	1.17%
Dividends qualifying for the dividends	0.77%
received deduction for corporations
Interest from federal obligations	0.78%
Tax return of capital	6.09%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

74	Western Asset Global High Yield Bond Fund

Western Asset

Global High Yield Bond Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global High Yield Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010736 2/18 SR18-3278

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2016 and December 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $175,895 in December 31, 2016 and $178,040 in December 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2016 and $0 in December 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $14,910 in December 31, 2016 and $15,200 in December 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2016 and $0 in December 31, 2017

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee

Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2016 and December 31, 2017; Tax Fees were 100% and 100% for December 31, 2016 and December 31, 2017; and Other Fees were 100% and 100% for December 31, 2016 and December 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in December 31, 2016 and $160,000 in December 31, 2017.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 21, 2018